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                                                            Exhibit 23

                         Consent of Independent Auditors

We consent to the incorporation by reference of our report dated January 22, 1997 on the consolidated financial statements and schedule of McDonnell Douglas Corporation and subsidiaries incorporated by reference in the Annual Report (Form 10-K) of McDonnell Douglas Corporation and subsidiaries for the year ended December 31, 1996 in the following filings:

        Registration Statement File Number 333-10913 (filed August 27, 1996) on Form S-3, McDonnell Douglas Corporation Senior Debt Securities.

        Registration Statement File Number 33-56129 (filed October 21, 1994) on Form S-8, McDonnell Douglas Corporation 1994 Performance and Equity Incentive Plan.

        Registration Statement File Number 33-50063 (filed August 23, 1993) on Form S-8, Employee Savings Plan of McDonnell Douglas Corporation - Salaried Plan.

        Post Effective Amendment Number 7 to Registration  Statement File Number
       2-76396  on  Form  S-8,   Employee  Savings  Plan  of  McDonnell  Douglas
       Corporation - Component Plan, filed April 4, 1988.

        Registration Statement File Number 33-50059 (filed August 23, 1993) on Form S-8, Employee Thrift Plan of McDonnell Douglas Corporation - Subsidiary Plan.

        Post Effective Amendment Number 1 to Registration  Statement File Number
       33-11144  on  Form  S-8,   Employee  Thrift  Plan  of  McDonnell  Douglas
       Corporation - Hourly Plan, filed April 29, 1988.

        Post Effective Amendment Number 2 to Registration Statement File Number 33-13342 on Form S-8 (which pursuant to Rule 429, also constitutes Post Effective Amendment Number 10 to S-8 Registration Statement File Number 2-64039), Incentive Award Plan, Incentive Compensation Plan and Non-Qualified Stock Option Plan, filed April 28, 1989.

        Registration Statement File Number 33-50057 (filed August 23, 1993) on Form S-8, Employee Investment Plan of McDonnell Douglas Corporation - Hourly West Plan.

        Registration Statement File Number 33-50055 (filed August 23, 1993) on Form S-8, Employee Investment Plan of McDonnell Douglas Corporation - Hourly East Plan.

        Registration Statement File Number 33-50061 (filed August 23, 1993) on Form S-8, McDonnell Douglas Helicopter Company Savings Plan for Hourly Employees.

                                                         /s/Ernst & Young LLP


St. Louis, Missouri
March 14, 1997

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                                                       Exhibit 23


                         Consent of Independent Auditors


We consent to the incorporation by reference in this Annual Report (Form 10-K) of McDonnell Douglas Corporation and subsidiaries of our report dated January 22, 1997, included in the 1996 Annual Report to Shareholders of McDonnell Douglas Corporation and subsidiaries.

                                                          /s/ Ernst & Young LLP


St. Louis, Missouri
March 14, 1997

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